                                                                    EXHIBIT 10.3
                                                                    ------------

                                PLEDGE AGREEMENT


     THIS PLEDGE AGREEMENT, dated as of the 20th day of November 2001 (this "PLEDGE AGREEMENT") is made by Maktar Limited, a limited liability company incorporated in Ireland (the "PLEDGOR"), to each of the secured parties set forth on the signature page of this Pledge Agreement (each a "SECURED PARTY" and, collectively, the "SECURED PARTIES") and AIB International Financial Services Limited, a limited liability company organised under the laws of Ireland, as agent for each Secured Party (the "COLLATERAL AGENT").

                              W I T N E S S E T H:
                              -------------------

          WHEREAS, CMGI, Inc. ("CMGI"), the Secured Parties and certain other entities have entered into that certain securities purchase agreement, dated as of 29 June 1999, pursuant to which the Secured Parties (or their assignors) purchased from CMGI shares of CMGI's Series C Convertible Preferred Stock (the "SERIES C PREFERRED STOCK").

          WHEREAS, the Pledgor holds 448,347,107 ordinary shares (the "PCCW SHARES") of Pacific Century CyberWorks Limited, a company incorporated in Hong Kong with registered number 69030 ("PCCW").

          WHEREAS, the Pledgor, CMGI and each of the Secured Parties, are parties to certain stock exchange agreements, each dated as of 20 November 2001 (each a "STOCK EXCHANGE AGREEMENT" and, collectively, the "STOCK EXCHANGE AGREEMENTS"), pursuant to which the Pledgor and each of the Secured Parties have agreed to exchange a promissory note issued by CMGI to each such Secured Party and held by each such Secured Party for a number of freely tradable ordinary shares of PCCW (as adjusted in accordance with the Stock Exchange Agreements, collectively, the "EXCHANGE PCCW SHARES") to be delivered by the Pledgor on or prior to the PCCW Share Delivery Date (as defined in each Stock Exchange Agreement) and the Other Rights (as defined in the respective Stock Exchange Agreements) to be delivered by the Pledgor to each such Secured Party on each Other Rights Delivery Date (as defined in each Stock Exchange Agreement).

          WHEREAS, the Collateral Agent was appointed as agent for each of the Secured Parties and to hold the Collateral PCCW Shares (as defined below) as collateral agent pursuant to a certain collateral agent agreement, dated the date hereof, by and between the Collateral Agent and the Secured Parties (the "COLLATERAL AGENT AGREEMENT").

          WHEREAS, the Pledgor and the Secured Parties desire to secure the Pledgor's obligations under the Stock Exchange Agreements.

          NOW, THEREFORE, in consideration of the benefits accruing to the Pledgor, the receipt and sufficiency of which are hereby acknowledged, the Pledgor and the Secured Parties hereby agree as follows:

     1.  PLEDGE AND CHARGE.
         -----------------

          1.1. In order to induce the Secured Parties to enter into the Stock Exchange Agreements and to secure the Obligations (as defined below) of the Pledgor under the Stock Exchange Agreements, the Pledgor hereby grants a security interest in, pledges to and charges in favour of the Secured Parties, for the ratable benefit of each of the Secured Parties in the respective allocation set forth opposite each Secured Party's name in Exhibit B hereto as continuing security by way of a first fixed charge, all of the Pledgor's right, title and interest in and to (a) the PCCW Shares described in Exhibit A attached hereto and made a part hereof (together with the Stock Split Shares (as defined in Section 6) with respect thereto) (the "COLLATERAL PCCW SHARES"), and (b) with respect to each Collateral PCCW Share, an amount equal to, and in the same form as, all other rights (other than (x) the Stock Split Shares which are encompassed in the definition of Collateral PCCW Shares and (y) voting rights) granted to the Pledgor with respect to, and all additions, substitutions, replacements, reclassifications, recapitalizations, proceeds, income, interest, dividends, premiums and other distributions made (or declared) on or with respect to each such Collateral PCCW Share (collectively, the "COLLATERAL OTHER RIGHTS") during or with respect to the period beginning on and including the date of this Agreement and ending on and including the date on which record ownership of such Collateral PCCW Share has been registered by PCCW (or its transfer agent) in the name of, or as directed by, the respective Secured Party (the Collateral PCCW Shares and the Collateral Other Rights being collectively referred to herein as the "COLLATERAL"), but so that the Secured Party shall not under any circumstances incur any liability whatsoever in respect of any calls, installments or otherwise in connection with the Collateral.

          1.2. The share certificate(s) representing the Collateral PCCW Shares are herewith delivered to the Collateral Agent accompanied by instrument(s) of transfer and bought and sold note(s) duly executed in blank by the Pledgor for each Secured Party, as well as the documents listed in Section 16 below. The Pledgor hereby authorises the transfer of possession of all certificates, instruments, documents and other evidence of the Collateral to the Collateral Agent.

          1.3. The Pledgor will not (a) incur, create, assume or permit to exist any pledge, security interest, lien, charge or other encumbrance of any nature whatsoever or restrictions of any kind on any of the Collateral, (b) assign, pledge or otherwise encumber any right to receive income from the Collateral or
(c) sell, transfer, lend or otherwise dispose of any of the Collateral or attempt or agree to do so whether by means of one or a number of transactions related or not and whether at one time or over a period of time.

          1.4. The security constituted by or pursuant to this Pledge Agreement shall be in addition to and shall be independent of every guarantee, mortgage or other security which any Secured Party may at any time hold for the Obligations (as defined below).

          1.5. The Pledgor shall not do or cause or permit to be done anything which may in any way depreciate, jeopardise or otherwise prejudice the value to the Secured Parties of the Collateral.

          1.6. Notwithstanding anything to the contrary in this Pledge Agreement, no representation or warranty shall be deemed to have been breached by the Pledgor solely as a result of any act, event, circumstance or occurrence solely arising out of or based upon a claim or allegation by PCCW that the entering into of the Transaction Documents (as defined in the Stock Exchange Agreements) by CMGI and the Pledgor or the performance by CMGI or the Pledgor of their respective obligations under the Transaction Documents breaches or conflicts with or allegedly breaches or allegedly conflicts with Section 6.2 or
Section 6.7 of the PCCW Agreement (as defined in the respective Stock Exchange Agreements). Notwithstanding anything to the contrary in this Pledge Agreement, no obligation or covenant shall be deemed to have been breached by the Pledgor solely as a result of any act, event, circumstance or occurrence solely resulting from the incurrence of any liability, lien or similar charge or the imposition of any injunction, judgment, writ, decree, motion, order or other action of any court or governmental agent or authority resulting from or arising out of a claim or allegation by PCCW that the entering into of the Transaction Documents by CMGI and the Pledgor or the performance by CMGI or the Pledgor of their respective obligations under the Transaction Documents breaches or conflicts with or allegedly breaches or allegedly conflicts with Section 6.2 or
Section 6.7 of the PCCW Agreement (as defined in the respective Stock Exchange Agreements).

     2. OBLIGATIONS SECURED. The security over the Collateral secures delivery by the Pledgor of the Exchange PCCW Shares and the Other Rights pursuant to the Stock Exchange Agreements (collectively, the "OBLIGATIONS").

     3. REPRESENTATIONS AND WARRANTIES. The Pledgor represents and warrants to each of the Secured Parties as follows:

          3.1. There are no restrictions on the pledge or transfer of any of the Collateral, other than restrictions referenced on the back of any certificates evidencing the Collateral PCCW Shares, as set forth in Exhibit A hereto. The restrictions referenced in the preceding sentence do not and will not in any way prevent or impede the enforcement of the charge and security set forth in
Section 1.

          3.2. The Pledgor is the beneficial, record and legal owner of the Collateral, which is registered in the name of the Pledgor.

          3.3. The Collateral is free and clear of any security interests, pledges, liens, encumbrances, charges, agreements, claims or other arrangements or restrictions of any kind, except as referenced in Section 3.1 above.

          3.4. The Pledgor has the right to deliver the Collateral free of any encumbrances and the Pledgor will defend the Pledgor's title to the Collateral against the claims of all persons, and any registration with, or consent or approval of, or other action by, any federal, state or other governmental authority or regulatory body which was or is necessary for the validity of the pledge of and grant of the security interest in the Collateral has been obtained.

          3.5. The pledge of and grant of the security interest in the Collateral is effective to vest in each Secured Party a valid and binding first priority security interest, superior to the rights of any other person, in and to such Secured Party's ratable allocation of the Collateral (in the respective allocation set forth opposite such Secured Party's name in Exhibit B hereto) as set forth herein; provided that the sale, disposition or other transfer by the Pledgor of the Collateral PCCW Shares is subject to the Lockup Agreement.

          3.6. The Pledgor is a limited liability company duly incorporated, validly existing and registered under the laws of Ireland.

          3.7. The Pledgor has power to enter into, deliver, exercise its rights and perform its obligations under this Pledge Agreement and has taken all necessary or desirable action to authorise the entering into and performance of such obligations and no limits on its powers will be exceeded as a result of the taking of any action contemplated by this Pledge Agreement.

          3.8. All authorisations required by, or desirable to, the Pledgor in connection with the entry into, performance, validity and enforceability of, and admissibility in evidence in the jurisdiction of its incorporation of, and the transactions contemplated by, this Pledge Agreement have been obtained or effected (as appropriate) and are in full force and effect.

          3.9. That (save for the filing of particulars of this Pledge Agreement with the Companies Registration Office in Ireland within the applicable statutory period) it is not necessary for the legality, validity, enforceability or admissibility in evidence of this Pledge Agreement that this Pledge Agreement or any document relating to it be registered, filed, recorded, or enrolled with any court, registry or public authority in any relevant jurisdiction or that any stamp, registration or similar taxes be paid on or in relation to this Pledge Agreement or any document relating to it.

     4.  DEFAULT.

          4.1. If an Event of Default shall occur, then immediately upon written notice (a "DEFAULT NOTICE") from a Secured Party to the Pledgor and the Collateral Agent of the

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occurrence of such event, without demand of performance or other demand, advertisement or notice of any kind (other than a Default Notice), the Collateral Agent, at the direction of the Secured Party as set forth in the Default Notice, either (a) shall release, deliver and transfer to such Secured Party in satisfaction of the Pledgor's Obligations to such Secured Party all legal and beneficial title and rights to an amount of such Secured Party's ratable allocation of the Collateral (in the allocation set forth opposite such Secured Party's name in Exhibit B hereto and to the extent that such beneficial title does not already vest in the Secured Party) equal to the Obligations to such Secured Party which the Pledgor has not satisfied prior to such Secured Party's delivery of a Default Notice or (b) shall conduct a sale (upon reasonable terms and conditions to be agreed upon at such time by such Secured Party and the Collateral Agent) of an amount of such Secured Party's ratable allocation of the Collateral (in the allocation set forth opposite such Secured Party's name in Exhibit B) equal to the Obligations to such Secured Party which the Pledgor has not satisfied prior to such Secured Party's delivery of a Default Notice and, immediately upon such sale, release, deliver and transfer to such Secured Party in satisfaction of the Pledgor's Obligations to such Secured Party all legal and beneficial title and rights to the proceeds of such sale. The Pledgor directs and authorises the Collateral Agent to release, deliver and transfer such portion of the Collateral, either directly to the Secured Party or by way of a sale of such portion of the Collateral and the delivery of the proceeds to the Secured Party, in accordance with such Secured Party's direction in the Secured Party's Default Notice as set forth in the immediately preceding sentence. The Collateral Agent's obligations under this Section 4.1 and under Sections 5 and 6 are absolute and the directions, instructions and authorisations given by the Pledgor to the Collateral Agent pursuant to this
Section 4.1 and Sections 5 and 6 are irrevocable. The Obligations shall become due for the purposes of this Pledge Agreement and of section 19 of the Conveyancing and Law of Property Act, 1881, as amended (the "ACT") upon the occurrence of an Event of Default. At any time after the occurrence of an Event of Default, any Secured Party and any nominee of a Secured Party wherever situated may without further notice and without the restrictions contained in section 17 (restriction on consolidation of mortgages) of the Act in respect of all or any of the Collateral exercise all the powers or rights which may be exercisable by the Pledgor and all other powers conferred on mortgagees by the Act (including, for the avoidance of doubt, a power of sale) as hereby varied or extended. Sections 17 (restriction on consolidation or mortgages) and 20 (exercise of power of sale) of the Act shall not apply to this security or to any security given to the Secured Parties pursuant thereto. Without limiting the generality of the foregoing, upon the occurrence of an Event of Default, each Secured Party may, or at such Secured Party's direction the Collateral Agent shall, date any or all executed documents of transfer, including those set out in Section 1.2 and Section 16.1 as of any date on or after the date of the occurrence of an Event of Default. The Collateral Agent shall be under no obligation to inquire into the occurrence of an Event of Default.

     After the occurrence of an Event of Default, the Secured Parties may (but shall not be obliged) by writing, executed by the Secured Parties representing a majority of the interests in the Collateral, without notice to the Pledgor appoint one or more persons to be receiver of the whole or any part of the Collateral (or the proceeds of the sale of such Collateral)

(each such person being (a) entitled to act individually as well as jointly and (b) for all purposes deemed to be agent of the Pledgor).

          In addition to having the powers of the Secured Parties conferred by this Agreement, each person appointed pursuant to the preceding paragraph shall have, in relation to the part of the Collateral in respect of which such person was appointed, all the powers conferred by the Act on a receiver appointed under the Act.

          In this Pledge Agreement, "EVENT OF DEFAULT" means the occurrence of any of the following events prior to the Pledgor's satisfaction in full of its Obligations to each Secured Party pursuant to the Stock Exchange Agreement to which such Secured Party is a party: (a) the expiry of a PCCW Share Delivery Date (as defined in the Stock Exchange Agreement to which such Secured Party is a party); or (b) the expiry of a Partial PCCW Share Delivery Date (as defined in the Stock Exchange Agreement to which such Secured Party is a party), provided that an Event of Default will be deemed to occur only with respect to the portion of the Obligations owed to a Secured Party which the Pledgor is required to satisfy on or prior to such Partial PCCW Share Delivery Date in accordance with the Stock Exchange Agreement to which such Secured Party is a party.

          4.2. If any demand is made at any time upon any of the Secured Parties for the repayment or recovery of any amount received by it from the disposition of the Collateral and if any Secured Party repays all or any part of such amount, the Pledgor will be and remain liable for the amounts so repaid or recovered to the same extent as if never originally received by the Secured Party.

          4.3. Upon the Pledgor's satisfaction in full of its Obligations with respect to a Secured Party, such Secured Party shall deliver written notice to the Collateral Agent and the Pledgor confirming the Pledgor's satisfaction in full of its Obligations with respect to such Secured Party and directing the Collateral Agent, in accordance with the Collateral Agent Agreement (as currently in effect), to release and deliver the remaining portion of such Secured Party's ratable allocation of the Collateral (in accordance with the allocation set forth opposite such Secured Party's name in Exhibit B to the Pledge Agreement) then held by the Collateral Agent, and the Pledge Agreement shall terminate upon satisfaction in full of the Obligations.

     5.  VOTING RIGHTS; TRANSFER; POWER OF ATTORNEY.

          5.1. At all times prior to an Event of Default, the Pledgor shall retain the right to exercise voting rights of the Collateral PCCW Shares (other than consensual rights). The Collateral Agent will have the right to exercise, as agent for each Secured Party in accordance with the terms of the Collateral Agent Agreement, all consensual rights (other than voting rights) with respect to such Secured Party's ratable allocation (in the allocation set forth opposite such Secured Party's name in Exhibit B hereto) of the Collateral and use the documents listed in or delivered pursuant to Section 1 or Section 16 hereof to protect the interest of each Secured Party in its ratable portion of the Collateral, but no such action shall constitute a taking of such Collateral in satisfaction of any or all of the Obligations to such Secured Party unless the Secured Party expressly so indicates by written notice to the Pledgor. Without limiting the generality of the foregoing, the Pledgor hereby irrevocably appoints the Collateral Agent as the Pledgor's attorney-in-fact to do all acts and things in the Pledgor's name (other than to exercise the voting rights of the Collateral PCCW Shares) that any Secured Party may deem necessary or desirable with respect to such Secured Party's ratable allocation of the Collateral (in the allocation set forth opposite such Secured Party's name in Exhibit B hereto), including but not limited to, making elections with respect to the Secured Party's ratable allocation of the Collateral (in the allocation set forth opposite such Secured Party's name in Exhibit B hereto) in accordance with the directions of such Secured Party in its name and on its behalf and as its act and deed or otherwise to execute and complete in favour of the Secured Party or its nominees or of any purchaser any documents which the Secured Party may require for perfecting its title to or for vesting the Collateral in the Secured Party or its nominees or in any purchaser and to make any alteration or addition thereto and to redeliver the same thereafter and otherwise generally to sign, deal and deliver and otherwise perfect any such documents and any such legal or other charges or assignments over the Collateral required by the Secured Party and all such deeds, assurances, agreements and documents and do all such acts and things as may be required for the full exercise of all or any of the powers hereby conferred or which may be deemed expedient on or in connection with any sale or other disposition realisation or getting in by the Secured Party or its nominees of the Collateral or any part thereof or in connection with any other exercise of any power hereunder and this appointment shall operate as a general power of attorney. This power of attorney is coupled with an interest with full power of substitution and is irrevocable.

          5.2. At either the written request of the Secured Parties representing a majority of the interests in the Collateral or whenever this Pledge Agreement requires or permits the Collateral Agent to release Collateral, including Collateral PCCW Shares, (whether pursuant to Section 4 or Section 6 or otherwise) to a Secured Party or to the Pledgor and the Collateral to be released is represented by certificate(s) or documents which represent Collateral in excess of the amount of Collateral to be released to such Secured Party or the Pledgor, the Collateral Agent shall exercise the rights and powers granted to it hereunder and under the Collateral Agent Agreement to promptly deliver the necessary amount of the Collateral and any required transfer documents to PCCW or any other issuer of securities included in the Collateral to be reissued in the appropriate denominations. Notwithstanding the Collateral Agent's delivery of the Collateral to PCCW or any other issuer of securities included in the Collateral pursuant to the preceding sentence, the Collateral, and any securities, certificate(s) or document(s) issued in replacement or substitution thereof, shall at all such times remain subject to this Pledge Agreement. The Collateral Agent shall be entitled to seek the assistance and cooperation of the Pledgor in carrying out the actions described in this Section 5, including, without limitation, requiring the Pledgor to perform its duties set forth in Section 7.

     6. DIVIDENDS, INTEREST AND PREMIUMS. In the event any additional ordinary shares of PCCW are issued to the Pledgor as a stock dividend or in lieu of interest on any of the Collateral, as a result of any sub-division of any of the

Collateral, by reclassification or otherwise, in each case where such shares are issuable ratably to all (or substantially all) the holders of the ordinary shares of PCCW ("STOCK SPLIT SHARES"), any certificates evidencing any such Stock Split Shares will be immediately delivered to the Collateral Agent and such shares will be subject to this Pledge Agreement and a part of the Collateral to the same extent as the original Collateral. Each Secured Party authorises the Pledgor to deliver directly to such Secured Party Collateral Other Rights received by the Company as satisfaction of Pledgor's obligation to deliver an equal amount of Other Rights to the Secured Party. So long as the Pledgor has delivered to each of the Secured Parties, pursuant to the preceding sentence and Sections 1.03 and 5.03 of the respective Stock Exchange Agreements, an amount of Collateral Other Rights equal to all of the Other Rights (as defined in the respective Stock Exchange Agreement) to be delivered to each such Secured Party on any Other Rights Delivery Date (as defined in the respective Stock Exchange Agreements), then for purposes of this Pledge Agreement such Collateral Other Rights shall be deemed to, first, have been delivered to the Collateral Agent hereunder and, then, released and delivered to each of the Secured Parties at each such Secured Party's direction and, accordingly, shall be deemed to have satisfied each Secured Party's ratable portion (in the allocation set forth opposite each Secured Party's name in Schedule B hereto) of the portion of the Obligations represented by an amount of Other Rights equal to the Collateral Other Rights.

     7. FURTHER ASSURANCES. At any time and from time to time, upon demand of any Secured Party or the Collateral Agent, the Pledgor, at its own expense, will give, execute, file and record any notice, financing statement, continuation statement, instrument, document, charge, assignment or agreement (each a "SUPPLEMENTARY DOCUMENT") that the Collateral Agent or such Secured Party may consider necessary or desirable, in any jurisdiction, to create, preserve, continue, perfect or validate any security interest granted hereunder or to enable such Secured Party (or the Collateral Agent on behalf of such Secured Party) to exercise or enforce its rights hereunder with respect to such security interest and any other transfers or documents such Secured Party (or the Collateral Agent on behalf of such Secured Party) may from time to time require for perfecting its title to the Collateral or for vesting or enabling it to vest the same in itself or its nominees or in any purchaser, such further Supplementary Document to be prepared by or on behalf of such Secured Party (or the Collateral Agent on behalf of such Secured Party) at the cost of the Pledgor and to contain an immediate power of sale without notice, a clause excluding section 20 (regulation of power of sale) and the restrictions contained in section 17 (restriction on consolidation of mortgages) of the Act and such other clauses for the benefit of such Secured Party as such Secured Party (or the Collateral Agent on behalf of such Secured Party) may reasonably require.

     8.  NOTICES.   Any notices or other communications required or permitted to be given under the terms of this Pledge Agreement shall be sent overnight by express mail or delivered personally by courier (including an overnight delivery service) or by facsimile and shall be effective upon receipt, if delivered by overnight express mail, personally or by courier (including an overnight delivery service) or by facsimile, in each case addressed to a party. The address for such notices and other communications shall be:


If to the Pledgor:           Maktar Limited
                             c/o Arthur Cox Solicitors
                             Arthur Cox Building
                             Earlsfort Terrace
                             Dublin 2
                             Ireland
                             Attn: Declan Hayes
                             Facsimile: 353-1-618 0618

With a copy to:              CMGI, Inc.
                             100 Brickstone Square
                             Andover, MA  01810
                             USA
                             Attn: General Counsel
                             Facsimile: 01 978 684 3601

                             and:

                             Hale and Dorr LLP
                             60 State Street
                             Boston, MA  02109
                             USA
                             Attn:  Mark G. Borden
                             Facsimile:  01 617 526 5000

If to Collateral Agent:      AIB International Financial Services Limited
                             AIB International Centre
                             Dublin 1
                             Ireland
                             Attn:  Tom J. Geary
                             Facsimile: 353-1-874 3050

If to a Secured Party:       To the respective name, address and facsimile
                             number, along with a copy to the representative, set forth opposite such Secured Party's name in Exhibit B hereto.

Each party shall provide written notice to the other party of any change in address.

      9. PRESERVATION OF RIGHTS; REMEDIES.

          9.1. No delay or omission on a Secured Party's part to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power, nor will a Secured Party's action or inaction impair any such right or power. The Secured Parties' rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies which a Secured Party may have under other agreements, at law or in equity. The parties hereto acknowledge and agree that money damages would be both incalculable and an insufficient remedy for any breach of this Pledge Agreement by any party hereto or thereto and, accordingly, any person having any rights under any provision of this Pledge Agreement, the Stock Exchange Agreements or the Collateral Agent Agreement, in addition to any other rights or remedies hereunder, thereunder or otherwise, shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Pledge Agreement and to exercise all other rights granted by law.

          9.2. The Secured Parties may, at any time and from time to time, without notice to or the consent of the Pledgor, and without impairing or releasing, discharging or modifying the Pledgor's liabilities hereunder, (i) change the place or time of the Obligations; (ii) renew, substitute, modify, amend or alter, or grant consents or waivers relating to the Obligations, any other pledge or security agreements, or any security for any Obligations; (iii) deal with any other person with respect to the Obligations in such manner as the Secured Parties deems appropriate in their sole discretion; (iv) substitute, exchange or release any security or guaranty; or (v) take such actions and exercise such remedies hereunder as provided herein.

      10. ILLEGALITY. In case any one or more of the provisions contained in this Pledge Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

      11. CHANGES IN WRITING. No modification, amendment or waiver of any provision of this Pledge Agreement nor consent to any departure by the Pledgor therefrom will be effective unless made in writing signed by each of the Secured Parties, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Pledgor in any case will entitle the Pledgor to any other or further notice or demand in the same, similar or other circumstance.

      12. ENTIRE AGREEMENT. This Pledge Agreement, the Stock Exchange Agreements and the Collateral Agent Agreement (including the documents and instruments referred to herein) constitute the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between the Pledgor, the Collateral Agent and the Secured Parties with respect to the subject matter hereof.

      13. SUCCESSORS AND ASSIGNS. This Pledge Agreement will be binding upon and inure to the benefit of the Pledgor, the Collateral Agent and each of the Secured Parties and their respective heirs, executors, administrators, successors and assigns; provided, however, that neither the Pledgor nor the Collateral Agent may assign this Pledge Agreement in whole or in part without each of the Secured Parties' prior written consent and any Secured Party at any time may assign this Pledge Agreement in whole or in part to any transferee that purchases such Secured Party's rights to its Exchange PCCW Shares and agrees to be bound by the provisions of this Pledge Agreement, the Collateral Agent Agreement and the Stock Exchange Agreement to which such Secured Party is a party, with such transferee becoming a "Secured Party" under this Pledge Agreement with all the rights and obligations a Secured Party has hereunder, and the Pledgor shall have been notified of the name and address of the transferee promptly following such transfer.

      14. INTERPRETATION. In this Pledge Agreement, unless each of the Secured Parties, the Collateral Agent and the Pledgor otherwise agree in writing, the singular includes the plural and the plural the singular; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; the word "or" shall be deemed to include "and/or", the words "including", "includes" and "include" shall be deemed to be followed by the words "without limitation." Section headings in this Pledge Agreement are included for convenience of reference only and shall not constitute a part of this Pledge Agreement for any other purpose. All defined terms used herein and not otherwise defined shall be defined as in the Stock Exchange Agreements.

      15. INDEMNITY. The Pledgor agrees to indemnify each of the Secured Parties and the Collateral Agent, each of their respective directors, officers, partners and employees and each legal entity, if any, who controls any of the Secured Parties (the "INDEMNIFIED PARTIES") and to hold each Indemnified Party harmless from and against any and all claims, damages, losses, liabilities and expenses (including all fees of counsel with whom any Indemnified Party may consult and all expenses of litigation or preparation therefor) which any Indemnified Party may incur or which may be asserted against any Indemnified Party as a result of the execution of, performance or enforcement under this Pledge Agreement. The indemnity agreement contained in this Section shall survive the termination of this Pledge Agreement .

      16. ADDITIONAL DOCUMENTS

          16.1. Intentionally omitted.

          16.2 In addition, the Pledgor shall deliver to each of the Secured Parties such information and reports concerning the Collateral as any such Secured Party may, from time to time, reasonably require.

          16.3 The Pledgor shall deliver to each of the Secured Parties copies of all communications it receives from or sends to PCCW or in respect of the Collateral as soon as reasonably practicable following the Pledgor's receipt or sending of each such communication.

      17. DELAY OR OMISSION. No delay or omission on the part of any of the Secured Parties in exercising any right, power or remedy under this Pledge Agreement shall impair the right, power or remedy or be construed as a waiver thereof nor shall any single or partial exercise of any such right, power or remedy preclude any further exercise thereof or the exercise of any other right, power or remedy. The rights, powers and remedies provided in this Pledge Agreement are cumulative and not exclusive of any rights, power and remedies provided by law.

      18. GOVERNING LAW AND JURISDICTION. This Pledge Agreement shall be governed in all respects, including as to validity, interpretation and effect, by the laws of Ireland. Each of the parties hereto hereby irrevocably submits to the exclusive jurisdiction of the courts of Ireland for the purposes of any suit, action or proceedings arising out of or relating to this Pledge Agreement, and hereby waives, and agrees, not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Pledge Agreement or any of such document may not be enforced in or by said courts, and the parties hereto irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in such an Irish court.

  WITNESS the due execution hereof as a document under seal, as of the date first written above.

                      MAKTAR LIMITED

                         By: /s/ George A. McMillan
                             ----------------------------------
                         Name:    George A. McMillan
                         Title:   Director

                         AIB INTERNATIONAL FINANCIAL
                         SERVICES LIMITED


                         By:  /s/ Jacqueline Deegan
                             ----------------------------------
                         Name:   Jacqueline Deegan
                         Title:  Manager

                         RGC INTERNATIONAL INVESTORS, LDC

                         By: Rose Glen Capital Management, L.P., Investment Mgr.
                                By: RGC General Partner Corp., General Ptr.

                         By:   /s/ Wayne Bloch
                             ----------------------------------
                         Name:   Wayne Bloch
                         Title:  Managing Director

                         WINGATE CAPITAL LTD.


                         By:   /s/ Kenneth A. Simpler
                             ----------------------------------
                         Name:   Kenneth A. Simpler
                         Title:  Vice President

                         FISHER CAPITAL LTD.


                         By: /s/ Kenneth A. Simpler
                             ----------------------------------
                         Name:   Kenneth A. Simpler
                         Title:  Vice President

                         MANCHESTER SECURITIES CORP.

                         By: /s/ Elliot Greenberg
                             ----------------------------------
                         Name:   Elliot Greenberg
                         Title:  Vice President

                         ELLIOTT INTERNATIONAL, L.P.

                         By:  Elliott International Capital Advisors Inc.
                                   as attorney-in-fact

                         By:   /s/ Elliot Greenberg
                              ----------------------------------

                         Name:   Elliot Greenberg
                         Title:  Vice President

                         LEONARDO, L.P.

                         By: Angelo, Gordon & Co., L.P.
                                  General Partner

                         By:   /s/ John M. Angelo
                              ----------------------------------
                         Name:   John M. Angelo
                         Title:  Chief Operating Officer

                         RCG HALIFAX FUND, LTD. FORMERLY KNOWN AS
                         AGR HALIFAX FUND, LTD.

                         By: Raimus Capital Group, LLC
                             Its investment advisor

                         By:  /s/ Andrew M. Strober
                              ----------------------------------
                         Name:   Andrew M. Strober
                         Title:  Chief Financial Officer

                         W.S. INVESTMENTS, L.P.

                         By: AG Raimus Partners, L.L.C.
                             Investment Advisor

                         By: /s/ John M. Angelo
                             ----------------------------------
                         Name:   John M. Angelo
                         Title:  Managing Officer

                         SURFSIDE INVESTMENT COMPANY

                         By: AG Raimus Partners, L.L.C.
                             Investment Advisor

                         By: /s/ John M. Angelo
                             ----------------------------------
                         Name:   John M. Angelo
                         Title:  Managing Officer


                         HALIFAX FUND L.P.

                         By:  /s/ Maurice Hryshko
                              ----------------------------------
                         Name:   Maurice Hryshko
                         Title:  Counsel, The Palladin Group, L.P.
                                 Attorney-in-Fact


                         PRESENT WHEN THE COMMON SEAL OF
                         MAKTAR LIMITED
                         WAS AFFIXED HERETO:

                         William Williams II  /s/ William Williams II
                         George A. McMillan  /s/ George  A. McMillan

                          EXHIBIT A TO PLEDGE AGREEMENT
                            (CERTIFICATED SECURITIES)




Quantity                        Description of Securities                       Certificate Number(s)
--------                        -------------------------                       ---------------------
one ordinary share              ordinary shares of HK$0.05 each in the
 certificate representing       capital of Pacific Century CyberWorks
 448,347,107 shares             Limited, a company incorporated in Hong Kong
                                with registered number 69030



Set forth below is the text of the restriction referenced on the back of the certificate(s):

     THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER CONTAINED IN THE SHARE EXCHANGE AGREEMENT DATED 22 SEPTEMBER 1999, BETWEEN THE COMPANY AND CMGI, INC., A COPY OF WHICH IS ON FILE WITH THE COMPANY.

                         EXHIBIT B TO PLEDGE AGREEMENT
                   (RATABLE ALLOCATION; CONTACT INFORMATION)


Name                                                           Collateral PCCW
of Secured Party         Address and Facsimile                     Shares         Representative
----------------         ---------------------                     ------         --------------
Wingate Capital      c/o Citadel Investment Group, L.L.C.         78,296,948      Katten Muchin Zavis
 Ltd.                225 West Washington Street                                   525 West Monroe Street, Suite 1600
                     Chicago, Illinois  60606-2418                                Chicago, Illinois  60661-3393
                     USA                                                          USA
                     Attn:  Kenneth A. Simpler                                    Attn:  Robert J. Brantman
                     Facsimile:  312-338-0780                                     Facsimile:  312-902-1061
                     Telephone:  312-338-7801                                     Telephone:  312-902-5200


Fisher Capital Ltd.  c/o Citadel Investment Group, L.L.C.        123,361,212      Katten Muchin Zavis
                     225 West Washington Street                                   525 West Monroe Street, Suite 1600
                     Chicago, Illinois  60606-2418                                Chicago, Illinois  60661-3393
                     USA                                                          USA
                     Attn:  Kenneth A. Simpler                                    Attn:  Robert J. Brantman
                     Facsimile:  312-338-0780                                     Facsimile:  312-902-1061
                     Telephone:  312-338-7801                                     Telephone:  312-902-5200


Elliott              c/o Elliott Management Corporation           49,533,388      Kleinberg, Kaplan, Wolff & Cohen, P.C.
International, L.P.  712 5th Avenue, 35th Floor                                   551 Fifth Avenue
                     New York, N.Y.  10019                                        New York, N.Y.  10176
                     USA                                                          USA
                     Attn:  Brett Cohen                                           Attn:  Martin Sklar
                     Facsimile:  212-586-9467                                     Facsimile:  212-986-8866
                     Telephone:  212-506-2999                                     Telephone:  212-986-6000


Manchester           c/o Elliott Management Corporation           49,533,388      Kleinberg, Kaplan, Wolff & Cohen, P.C.
 Securities Corp.    712 5th Avenue, 35th Floor                                   551 Fifth Avenue
                     New York, N.Y.  10019                                        New York, N.Y.  10176
                     USA                                                          USA
                     Attn:  Brett Cohen                                           Attn:  Martin Sklar
                     Facsimile:  212-586-9467                                     Facsimile:  212-986-8866
                     Telephone:  212-506-2999                                     Telephone:  212-986-6000



Leonardo, L.P.       c/o Angelo, Gordon & Co., L.P.               65,262,600      Paul, Weiss, Rifkind, Wharton &
                     245 Park Avenue, 26th Floor                                  Garrison
                     New York, N.Y.  10167                                        1285 Avenue of the Americas
                     USA                                                          New York, N.Y.  10019-6064
                     Attn:  Gary I. Wolf                                          USA
                     Facsimile:  212-867-6449                                     Attn:  Michele R. Jenkinson
                     Telephone:  212-692-2058                                     Facsimile:  212-757-3990
                                                                                  Telephone:  212-373-3101

Name                                                           Collateral PCCW
of Secured Party         Address and Facsimile                     Shares         Representative
----------------         ---------------------                     ------         --------------


RCG Halifax Fund,    c/o Angelo, Gordon & Co., L.P.                3,542,540      Paul, Weiss, Rifkind, Wharton &
 Ltd.                245 Park Avenue, 26th Floor                                  Garrison
                     New York, N.Y.  10167                                        1285 Avenue of the Americas
                     USA                                                          New York, N.Y.  10019-6064
                     Attn:  Gary I. Wolf                                          USA
                     Facsimile:  212-867-6449                                     Attn:  Michele R. Jenkinson
                     Telephone:  212-692-2058                                     Facsimile:  212-757-3990
                                                                                  Telephone:  212-373-3101


W.S. Investments,    c/o Angelo, Gordon & Co., L.P.                5,903,835      Paul, Weiss, Rifkind, Wharton &
 L.P.                245 Park Avenue, 26th Floor                                  Garrison
                     New York, N.Y.  10167                                        1285 Avenue of the Americas
                     USA                                                          New York, N.Y.  10019-6064
                     Attn:  Gary I. Wolf                                          USA
                     Facsimile:  212-867-6449                                     Attn:  Michele R. Jenkinson
                     Telephone:  212-692-2058                                     Facsimile:  212-757-3990
                                                                                  Telephone:  212-373-3101


Surfside             c/o Angelo, Gordon & Co., L.P.                1,181,245      Paul, Weiss, Rifkind, Wharton &
 Investment Company  245 Park Avenue, 26th Floor                                  Garrison
                     New York, N.Y.  10167                                        1285 Avenue of the Americas
                     USA                                                          New York, N.Y.  10019-6064
                     Attn:  Gary I. Wolf                                          USA
                     Facsimile:  212-867-6449                                     Attn:  Michele R. Jenkinson
                     Telephone:  212-692-2058                                     Facsimile:  212-757-3990
                                                                                  Telephone:  212-373-3101


Halifax Fund, L.P.   c/o The Palladin Group, L.P.                 11,952,336      Kleinberg, Kaplan, Wolff & Cohen, P.C.
                     195 Maplewood Avenue                                         551 Fifth Avenue
                     Maplewood, New Jersey  07040                                 New York, N.Y.  10176
                     USA                                                          USA
                     Attn:  Maurice Hryshko                                       Attn:  Steve Schultz
                     Facsimile:  973-313-6495                                     Facsimile:  212-986-8866
                     Telephone:  973-313-6477                                     Telephone:  212-986-6000


RGC International    c/o Rose Glen Capital Management, L.P.       59,779,614      Wilmer, Cutler & Pickering
 Investors, LDC      3 Bala Plaza - East, Suite 501                               2445 M Street, N.W.
                     Bala Cynwyd, PA  19004                                       Washington, D.C.  20037-1420
                     USA                                                          USA
                     Attn:  Gerald F. Stahlecker                                  Attn:  Eric Markus
                     Facsimile:  610-617-0570                                     Facsimile:  202-663-6363
                     Telephone:  610-617-5900                                     Telephone:  202-663-6733

